UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

August 12, 2020
Date of Report (Date of earliest event reported)
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CAPITAL ONE FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)
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Delaware		001-13300	54-1719854
(State or other jurisdiction of incorporation)		(Commission File Number)	(IRS Employer Identification No.)
1680 Capital One Drive,
McLean,	Virginia		22102
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code: (703) 720-1000
(Not applicable)
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock (par value $.01 per share)	COF	New York Stock Exchange
Depositary Shares, Each Representing a 1/40th Interest in a Share of Fixed Rate Non-Cumulative Perpetual Preferred Stock, Series F	COF PRF	New York Stock Exchange
Depositary Shares, Each Representing a 1/40th Interest in a Share of Fixed Rate Non-Cumulative Perpetual Preferred Stock, Series G	COF PRG	New York Stock Exchange
Depositary Shares, Each Representing a 1/40th Interest in a Share of Fixed Rate Non-Cumulative Perpetual Preferred Stock, Series H	COF PRH	New York Stock Exchange
Depositary Shares, Each Representing a 1/40th Interest in a Share of Fixed Rate Non-Cumulative Perpetual Preferred Stock, Series I	COF PRI	New York Stock Exchange
Depositary Shares, Each Representing a 1/40th Interest in a Share of Fixed Rate Non-Cumulative Perpetual Preferred Stock, Series J	COF PRJ	New York Stock Exchange
0.800% Senior Notes Due 2024	COF24	New York Stock Exchange
1.650% Senior Notes Due 2029	COF29	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On August 12, 2020, Richard D. Fairbank, Chairman and Chief Executive Officer of Capital One Financial Corporation (the “Company”), adopted a pre-arranged stock trading plan (the “Plan”) providing for the exercise of certain employee stock options and for the sale of a sufficient number of shares of common stock of the Company issued upon exercise of the options to cover payment of the exercise costs and estimated tax withholding amounts. The Plan covers options to purchase 608,366 shares granted as compensation to Mr. Fairbank in January 2011 with a strike price of $48.28 and options to purchase 100 shares granted as compensation to Mr. Fairbank in January 2012 with a strike price of $45.75 (the “Plan Options”). The Plan Options will expire in January 2021 and January 2022, respectively.

The transactions under the Plan are expected to occur no earlier than October 2020. The Plan expires in April 2021. The Plan was established under Rule 10b5-1 of the Securities Exchange Act of 1934 and the Company’s policies regarding stock transactions. The transactions will be disclosed publicly in Form 144 and Form 4 filings with the Securities and Exchange Commission.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

CAPITAL ONE FINANCIAL CORPORATION

Date: August 13, 2020	By:	/s/ Matthew W. Cooper
Matthew W. Cooper
General Counsel

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